FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2006

                                ASSURE DATA, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                      333-141347                  06-1678089
------------------------         ---------------------       -------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

                       6680 Yosemite, Dallas, Texas 75214
                       ----------------------------------
           (Address of principal execute offices, including zip code)

                                 (214) 963-0007
                       ----------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01         Changes in Registrant's Certifying Accountants
                  ----------------------------------------------

         On May 5, 2006, Registrant was informed by Tschopp, Whitcomb & Orr (the "Auditor") that such firm was resigning as Registrant's Auditor.

         The Auditor's reports for the two most recent fiscal years included a qualified opinion concerning the Registrant's ability to continue as a going concern. During the two most recent fiscal years and during the interim period from December 31, 2005 until May 5, 2006, the Company did not have any disagreements with the Auditor on any matter of accounting principles that would require disclosure in this Form 8-K/A. During such period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         A letter  from the  Auditor  responding  to this  report is attached as
Exhibit 16.1.

         On May 12, 2006, Registrant engaged a new auditor, Sherb & Co., LLP, 805 Third Ave New York, New York 10022. Sherb & Co., LLP has been engaged to conduct an audit of the Company's financial statements for the year ending December 31, 2006 and to review quarterly reports on Form 10-QSB.

         During the two most recent fiscal years and during the interim period from December 31, 2005 until May 5, 2006, the Company did not consult with Sherb & Co., LLP on the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the Company's financial statements, or on any matter that was either the subject of a disagreement or reportable event.

ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

         16.1     - Letter from Tschopp, Whitcomb & Orr

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 8, 2006                   ASSURE DATA, INC.
                                        (Registrant)

                                        By: /s/ Robert Lisle
                                           -------------------------------------
                                           Robert Lisle
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit #

16.1     Letter from Tschopp, Whitcomb & Orr